EXHIBIT 10.10

CONVERTIBLE PROMISSORY NOTES ISSUED TO ROBERT W. DUNLAP
DATED JANUARY 1, 2004

CONVERTIBLE PROMISSORY NOTE

$9,592.78                                                                                                                       Denver, Colorado
                 January 1, 2004

              FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation (the “Maker”), herby promises to pay to the order of Robert W. Dunlap (the “Holder”), the principal sum of Nine Thousand Five Hundred Ninety Two and 78/100 US Dollars ($9,592.78), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on or before January 1, 2007, subject to conversion as described below.  Accrued interest will be added to the principal of the note on each annual anniversary date if not paid.

               This Note may be converted into shares of Maker’s common stock at the conversion price of $.10 per share or such other conversion price as the board of directors may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder’s option.

This Note is subject to prepayment, in whole or in part, at the option of the Maker without penalty.  Such prepayments shall be applied first to interest accrued and then to the principal due hereunder.

In case the Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection including reasonable attorney’s fees, not to exceed 15% of the unpaid balance.

              All rights and obligations hereunder shall be governed by the laws of the State of Colorado.  If any part of the assets or capital stock of maker is sold or transferred without Holder’s prior written consent, except sales and transfers in the ordinary course of business and except transfers by devise, descent or by operation of law upon the death of a joint tenant:  (1) Holder may, at Holder’s option, declare all the sums due under this Note to be immediately due and payable, and (2) if the sale or transfer involves substantially all of the assets of Maker, the transferee shall be deemed to have assumed all of the obligations of Maker under this Note.

This Note is unsecured.

IN WITNESS WHEREOF, the Maker has signed his Note effective as of the date first above written.

PARK-PREMIER MINING COMPANY

By:     /s/ Jeffery L. Lee
Its:     Vice President
Description:  Unreimbursed Expenses

CONVERTIBLE PROMISSORY NOTE

$345,589.97                                                                                                                    Denver, Colorado
                                                           January 1, 2004

              FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation (the “Maker”), herby promises to pay to the order of Robert W. Dunlap (the “Holder”), the principal sum of Three Hundred Forty Five Thousand Five Hundred Eighty Nine and 97/100 US Dollars ($345,589.97), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on or before January 1, 2007, subject to conversion as described below.  Accrued interest will be added to the principal of the note on each annual anniversary date if not paid.

              This Note may be converted into shares of Maker’s common stock at the conversion price of $.10 per share or such other conversion price as the board of directors may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder’s option.

This Note is subject to prepayment, in whole or in part, at the option of the Maker without penalty.  Such prepayments shall be applied first to interest accrued and then to the principal due hereunder.

In case the Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection including reasonable attorney’s fees, not to exceed 15% of the unpaid balance.

              All rights and obligations hereunder shall be governed by the laws of the State of Colorado.  If any part of the assets or capital stock of maker is sold or transferred without Holder’s prior written consent, except sales and transfers in the ordinary course of business and except transfers by devise, descent or by operation of law upon the death of a joint tenant:  (1) Holder may, at Holder’s option, declare all the sums due under this Note to be immediately due and payable, and (2) if the sale or transfer involves substantially all of the assets of Maker, the transferee shall be deemed to have assumed all of the obligations of Maker under this Note.

This Note is unsecured.

IN WITNESS WHEREOF, the Maker has signed his Note effective as of the date first above written.

PARK-PREMIER MINING COMPANY

By:     /s/ Jeffery L. Lee
Its:     Vice President
Description:  Accrued Interest

CONVERTIBLE PROMISSORY NOTE

$80,399.62                                                                                                                      Denver, Colorado
                  January 1, 2004

               FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation (the “Maker”), herby promises to pay to the order of Robert W. Dunlap (the “Holder”), the principal sum of Eighty Thousand Three Hundred Ninety-Nine and 62/100 US Dollars ($80,399.62), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on or before January 1, 2007, subject to conversion as described below.  Accrued interest will be added to the principal of the note on each annual anniversary date if not paid.

               This Note may be converted into shares of Maker’s common stock at the conversion price of $.10 per share or such other conversion price as the board of directors may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder’s option.

This Note is subject to prepayment, in whole or in part, at the option of the Maker without penalty.  Such prepayments shall be applied first to interest accrued and then to the principal due hereunder.

In case the Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection including reasonable attorney’s fees, not to exceed 15% of the unpaid balance.

               All rights and obligations hereunder shall be governed by the laws of the State of Colorado.  If any part of the assets or capital stock of maker is sold or transferred without Holder’s prior written consent, except sales and transfers in the ordinary course of business and except transfers by devise, descent or by operation of law upon the death of a joint tenant:  (1) Holder may, at Holder’s option, declare all the sums due under this Note to be immediately due and payable, and (2) if the sale or transfer involves substantially all of the assets of Maker, the transferee shall be deemed to have assumed all of the obligations of Maker under this Note.

This Note is unsecured.

IN WITNESS WHEREOF, the Maker has signed his Note effective as of the date first above written.

PARK-PREMIER MINING COMPANY

By:     /s/ Jeffery L. Lee
Its:     Vice President
Description:  Fees Earned

CONVERTIBLE PROMISSORY NOTE

$66,728.03                                                                                                                       Denver, Colorado
                   January 1, 2004

              FOR VALUE RECEIVED, PARK-PREMIER MINING COMPANY, a Utah corporation (the “Maker”), herby promises to pay to the order of Robert W. Dunlap (the “Holder”), the principal sum of $Sixty Six Thousand Seven Hundred Twenty Eight and 03/100 US Dollars ($66,728.03), together with interest on the unpaid balance at the rate of Twelve Percent (12%) per annum, on or before January 1, 2007, subject to conversion as described below.  Accrued interest will be added to the principal of the note on each annual anniversary date if not paid.

This Note may be converted into shares of Maker’s common stock at the conversion price of $.10 per share or such other conversion price as the board of directors may deem appropriate, not in excess of $.10 per share, until the due date hereof, at the Holder’s option.

This Note is subject to prepayment, in whole or in part, at the option of the Maker without penalty.  Such prepayments shall be applied first to interest accrued and then to the principal due hereunder.

In case the Note shall not be paid in full whenever it shall become due, the Maker agrees to pay all costs and expenses of collection including reasonable attorney’s fees, not to exceed 15% of the unpaid balance.

               All rights and obligations hereunder shall be governed by the laws of the State of Colorado.  If any part of the assets or capital stock of maker is sold or transferred without Holder’s prior written consent, except sales and transfers in the ordinary course of business and except transfers by devise, descent or by operation of law upon the death of a joint tenant:  (1) Holder may, at Holder’s option, declare all the sums due under this Note to be immediately due and payable, and (2) if the sale or transfer involves substantially all of the assets of Maker, the transferee shall be deemed to have assumed all of the obligations of Maker under this Note.

This Note is unsecured.

IN WITNESS WHEREOF, the Maker has signed his Note effective as of the date first above written.

PARK-PREMIER MINING COMPANY

By:     /s/ Jeffery L. Lee
Its:     Vice President
Description:  Cash Advances